SECURITIES AND EXCHANGE COMMISSION

	             Washington, D.C. 20549

		            FORM 8-K

			 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2002





                  CSG SYSTEMS INTERNATIONAL, INC.
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       (Exact name of registrant as specified in its charter)




         Delaware                 0-27512          47-0783182
----------------------------   -------------   ----------------
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)    Identification
				                Number)




  7887 East Bellevue Avenue, Suite 1000, Englewood, CO  80111
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (303) 796-2850




Item 5.  Other Events and Regulation FD Disclosure.
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	On March 14, 2002, CSG Systems, Inc., a wholly owned subsidiary of the registrant, issued a press release stating that it had been notified by AT&T Broadband Management Corporation that AT&T is "considering" the initiation of arbitration proceedings against CSG Systems, Inc. relating to a Master Subscriber Management System Agreement entered into in 1997.

	A copy of such press release is attached to this Form 8-K as Exhibit
99.1.


Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibit

  	 99.1	Press release of CSG Systems, Inc. dated March 14, 2002.




Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	Date:  March 14, 2002
	       --------------

				CSG SYSTEMS INTERNATIONAL INC.

				By:  /s/ Joseph T. Ruble
				     ------------------------------
                                         Joseph T. Ruble, Secretary
					 and General Counsel



			CSG Systems International, Inc.

				Form 8-K

			     Exhibit Index

Exhibit
Number				Description
-------                         -----------

 99.1	Press release of CSG Systems, Inc. dated March 14, 2002.